UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 18, 2010

China New Media Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-53027	33-0944402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Dalian Vastitude Media Group
8th Floor, Golden Name Commercial Tower
68 Renmin Road, Zhongshan District, Dalian, P.R. China
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

116001
(Zip Code)

86-0411-82728168
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

    On February 18, 2010, the Registrant issued a press release relating to its financial results for the second quarter ended December 31, 2009. The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.  A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 2.02 by reference.

    In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits

(d)	The following exhibits are filed with this report:

Exhibit	Description
Number

99.1	Press Release dated February 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2010

China New Media Corp.

By:	/s/ Guojun Wang
Name: Guojun Wang Title: Chief Executive Officer